                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                    ENCISION INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  ENCISION INC.

                               4828 Sterling Drive
                                Boulder, CO 80301

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held August 29, 2001

To Our Shareholders:

      The Annual Meeting of Shareholders of Encision Inc., a Colorado corporation (the "Company"), will be held at 10:00 A.M., Mountain Daylight Time, on August 29, 2001, in the offices of Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, Colorado, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

            1.    To elect four (4) Directors;

            2. To ratify the appointment of Arthur Andersen LLP as the Independent Public Accountants for the Company;

            3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

      All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on August 3, 2001, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /S/ James A. Bowman
                                       -------------------
                                       James A. Bowman
                                       President & CEO

                                       August 6, 2001


      PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                  ENCISION INC.

                               4828 Sterling Drive
                                Boulder, CO 80301

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 29, 2001

                             SOLICITATION OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Encision Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 A.M. Mountain Daylight Time, on August 29, 2001, in the offices of Chrisman, Bynum & Johnson, 1900 Fifteenth Street, Boulder, CO 80302 and at any and all adjournments of such meeting.

      If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted for each of the nominees for director indicated herein. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Proxy Notice will be mailed to the Company's shareholders on or about August 6, 2001.

      SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

      The costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Proxy Notice and Proxy Card, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                            OUTSTANDING CAPITAL STOCK

      The record date for shareholders entitled to vote at the Annual Meeting was August 3, 2001. At the close of business on that day, there were 5,402,307 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                                QUORUM AND VOTING

      The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of Common Stock of the Company which are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. If a quorum is present, directors will be elected by a plurality of the votes present in person or by proxy. The aggregate number of votes cast by all shareholders present in person or by proxy will be used to determine whether a proposal will carry. Thus, in the case of the election of directors, an abstention from voting has no effect on the item on which the shareholder abstained from voting. In addition, broker "non-votes" will be counted for purposes of attaining a quorum.

                        ACTION TO BE TAKEN AT THE MEETING

      The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the four nominees named herein for the office of director, (ii) FOR approval of the appointment of Arthur Andersen LLP as the Company's independent public accountants and
(iii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

      Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of June 29, 2001, the number of shares of the Company's Common Stock owned by any person who is known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, by all individual Directors, by all Named Executive Officers and by all Officers and Directors as a group:


                                                        SHARES        PERCENT
                                                     BENEFICIALLY        OF
BENEFICIAL OWNER(2)                                    OWNED(1)        CLASS
----------------                                       --------        -----

  Vern D. Kornelsen(3)                                 1,938,443         33.5%
  James A. Bowman(4)                                     632,321         10.9%
  David W. Newton(5)                                     306,944          5.3%
  Roger C. Odell(6)                                      144,119          2.5%

  All executive officers and directors as a            3,113,340         53.3%
  group (7 Persons)(7)

  OTHER SHAREHOLDERS HOLDING
  5% OR MORE:
  CMED Partners LLLP(8)                                1,830,222         31.6%
  Timothy J. Wynne                                       530,200          9.2%


  (1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of June 29, 2001, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder's name.

  (2) The address of each director and officer of the Company is 4828 Sterling Drive, Boulder, CO 80301.

  (3) Includes 108,221 shares owned directly and 1,830,222 shares owned by CMED Partners LLLP, of which Mr. Kornelsen is the General Partner.

  (4) Includes 321,321 shares issuable pursuant to currently exercisable options.

  (5) Includes 2,000 shares issuable pursuant to currently exercisable options.

  (6) Includes 2,200 shares issuable pursuant to currently exercisable options and 32,853 shares owned by Mr. Odell's children, for which he disclaims beneficial ownership.

  (7) Includes 386,424 shares issuable pursuant to currently exercisable options.

  (8) The address of CMED Partners LLLP is 4605 Denice Drive, Englewood, CO
      80111.

                              ELECTION OF DIRECTORS

                                 (Proxy Item #1)

      The Company's Board of Directors has nominated the four persons listed below for election as directors for the ensuing year, each to hold office until the 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their death, resignation or removal. EACH OF THE NOMINEES IS A MEMBER OF THE PRESENT BOARD OF DIRECTORS. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or such shareholder may withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

      The following table sets forth the directors of the Company, their ages as of March 31, 2001, all positions, offices held with the Company, and the period from which served:


NAME                          AGE      POSITION
----                          ---      --------
Vern D. Kornelsen (1,2)       68       Director

David W. Newton               54       Director
                                       Vice President, Technology Development

Roger C. Odell                50       Director
                                       Vice President, Business

James A. Bowman               44       Director
                                       President & CEO


  (1) Member of the Audit Committee
  (2) Member of the Compensation Committee

      All directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors. The Board of Directors has an Audit Committee and a Compensation Committee. There is no family relationship between any director of the Company and any other director or officer of the Company.

      VERN D. KORNELSEN, a co-founder of the Company, served on the Board of Directors of the Company and as the Chief Financial Officer from 1991 through February of 1997. He was re-elected to the Board in April 1998. Mr. Kornelsen is the General Partner of CMED Partners LLLP, a major shareholder of the Company. Mr. Kornelsen is a retired CPA, having practiced as a certified public accountant in the state of Colorado for many years. For the past 5 years, he has been active in managing 2 investment partnerships, of which he is the general partner, as well as serving as an officer and director of several private companies of which he is the controlling stockholder. Mr. Kornelsen holds a bachelor's degree in business from the University of Kansas.

      DAVID W. NEWTON, a co-founder of the Company, has been Vice President and a Director of the Company since its inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton has an additional 14 years of experience as an electrical engineer designing electrosurgical generators and related accessories. Mr. Newton holds nine patents in the field of medical electronic equipment and holds a bachelor's degree in electrical engineering from the University of Colorado.

      ROGER C. ODELL, a co-founder of the Company has been a Director of the Company since its inception in 1991. From 1976 until 1991, Mr. Odell was employed at Valleylab in a variety of increasingly responsible engineering capacities, primarily involving electrosurgical products. Mr. Odell holds an associate of applied science degree in electrical engineering from Alfred State University.

      JAMES A. BOWMAN was named President & CEO of the Company in February 2000 and a Director in August 2000. Mr. Bowman has previously held various Director and Management positions within the Medical & Surgical device industry, including C. R. BARD, Ohmeda, Surgical Laser Technologies and Hamilton Company. Mr. Bowman also founded MedPlanet Inc., an online medical brokerage company. Mr. Bowman holds a Bachelor of Science degree in Biomedical Engineering from Marquette University.

      During the fiscal year ended March 31, 2001, there were sixteen meetings of the Board of Directors. All directors nominated for re-election to the Board attended all of the meetings of the Board and committees of the Board on which they were members during fiscal year 2001. There was one meeting of the Audit Committee and one meeting of the Compensation Committee, both attended by all Directors who were members of the committees at the time of the meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended March 31, 2001 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended March 31, 2001, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

                           EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

      The following table sets forth certain information regarding compensation earned or awarded the President and Chief Executive Officer of the Company (the "Named Executive Officer") during the Company's last three fiscal years ended March 31, 1999, 2000 and 2001. No executive officer of the Company received total salary and bonus compensation in excess of $110,000 for the fiscal year ended March 31, 2001.

                          SUMMARY COMPENSATION TABLE


                                                                                         Long Term Compensation
                                                 Annual Compensation                             Awards
                                                                        Other Annual      Securities Underlying
Name and Principal Position       Year     Salary ($)    Bonus($)     Compensation ($)     Options/# of Shares
---------------------------       ----     ----------    ---------    ----------------     -------------------

James A. Bowman,                  2001       85,000       17,500              0                  300,000
Director, President & CEO         2000       80,019          0                0                  60,000
                                  1999        N/A           N/A              N/A                   N/A


COMPENSATION OF DIRECTORS

      Outside Directors are reimbursed for their out-of-pocket expenses for attending Board meetings.

STOCK OPTIONS

      On February 14, 1991, the Board of Directors and the shareholders of the Company adopted a stock option plan (the "Plan") providing for grants of stock options, stock appreciation rights and/or supplemental bonuses to employees and directors of the Company who are also employees. The Plan permits the granting of incentive stock options meeting the requirements of
Section 422A of the Internal Revenue Code of 1986, as amended and also nonqualified stock options, which do not meet the requirements of Section 422A. As amended by the Board of Directors and approved by the shareholders, the Company has reserved 1,150,000 shares of its Common Stock for issuance upon exercise of options granted under the Plan. The Compensation Committee of the Board of Directors administers the Plan.

      On August 15, 1997, the shareholders of the Company approved the adoption of the 1997 Stock Option Plan (the "1997 Plan") providing for grants of stock options and/or supplemental bonuses to employees and directors of the Company. The Plan permits the granting of incentive stock options meeting the requirements of Section 422A of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422A. As approved by the shareholders, the Company has reserved 800,000 shares of its Common Stock for issuance upon exercise of options granted under the Plan. The Compensation Committee of the Board of Directors administers the Plan.

      As of June 29, 2001, options to purchase an aggregate of 277,762 shares of Common Stock (net of options canceled) had been granted pursuant to the Plan and 180,562 options had been exercised. As of June 29, 2001, options to purchase an aggregate of 752,000 shares of Common Stock (net of options canceled) had been granted pursuant to the 1997 Plan and 18,800 options had been exercised. As of June 29, 2001, the market value of all shares of Common Stock subject to outstanding options was $1,619,280 (based upon the closing bid price as reported on the Over the Counter Bulletin Board on such date).

OPTIONS GRANTED

      The following table sets forth certain information regarding the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's 2001 fiscal year by the Named Executive Officer:

                            AGGREGATED 2001
                     FISCAL YEAR END OPTION VALUES


                             Shares                            Number of Shares
                            Acquired         Value          Underlying Unexercised          Value of Unexercised
                                                                                                in-the-Money
 Name                    on Exercise(#)   Realized($)    Options at March 31, 2001(#)   Options at March 31, 2001($)
 -----------------       --------------   -----------    ----------------------------   ----------------------------
                                                         Exercisable    Unexercisable    Exercisable   Unexercisable
                                                         -----------    -------------    -----------   -------------

James A. Bowman                N/A            N/A           21,321         338,679         19,988          36,262


        APPROVAL OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                (PROXY ITEM # 2)

      The Board of Directors has appointed the firm of Arthur Andersen LLP to act as independent accountants for the Company for the fiscal year ending March 31, 2002. This appointment will be submitted to the Company's shareholders for ratification. This firm has audited the financial statements of the company for the fiscal year ended March 31, 2001 and for prior years, and has advised the Company that neither the firm nor any of its partners has any direct or indirect material financial interests in the Company, nor have they had any connections during the past three years with the Company, in any capacity other than that of independent accountants and auditors. Arthur Andersen LLP will have representatives at the 2001 Annual Meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions.

      In the event the shareholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors will consider the selection of other independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                  OTHER MATTERS

      Management of the Company knows of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

      Shareholder proposals intended for presentation at the Company's 2002 Annual Meeting of Shareholders must be received by the Company at its offices in Boulder, Colorado, not later than March 31, 2002.

                             AUDIT COMMITTEE REPORT

      The Board of Directors maintains an Audit Committee comprised of one of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

      The audit committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

      The committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee met one time in the fiscal year ended March 31, 2001.

      In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001, for filing with the Securities and Exchange Commission.

AUDIT FEES

      Fees and related expenses for the fiscal year 2001 audit and the review of Forms 10-QSB are approximately $39,000, of which $7,000, has been billed through March 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

      Arthur Anderson LLP did not render any services related to financial information systems design and implementation for the fiscal year ended March 31, 2001.

ALL OTHER FEES

      Aggregate fees billed for all other services rendered by Arthur Anderson LLP for the fiscal year ended March 31, 2001 are $1,800.

      The audit committee has determined that the provision of services covered by the two preceding paragraphs is compatible with maintaining the principal accountant's independence for the Company.

      Submitted by the Audit Committee
      Vern D. Kornelsen, Audit Committee Member


                          ANNUAL REPORT TO SHAREHOLDERS

      The Annual Report of the Company for the fiscal year ended March 31, 2001, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-KSB is being mailed to Shareholders on August 6, 2001 with these proxy materials.

      IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

                                    SIGNATURE

By Order of the Board of Directors


/S/ James A. Bowman
-------------------
President & Chief Executive Officer

Boulder, Colorado
August 6, 2001

                                  ENCISION INC.

              SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2001

   The undersigned hereby constitutes, appoints and authorizes David W. Newton and James A. Bowman and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned's shares of the no par value common stock of Encision Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held in the offices of Chrisman, Bynum & Johnson, 1900 Fifteenth Street, Boulder, Colorado at 10:00 A.M., Mountain Daylight Time, on August 29, 2001, and at any and all adjournments thereof, for the following purposes:

   1. To elect four (4) Directors:

/ /      For all nominees listed below (except as marked to the contrary):

/ /      Withhold authority to vote for the nominees listed below:

         Vern D. Kornelsen
         David W. Newton
         Roger C. Odell
         James A. Bowman

   (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

   2. To ratify the appointment of Arthur Andersen LLP as Independent Pubic Accountants for the Company.

/ /            FOR         AGAINST        ABSTAIN

   3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

/ /            FOR         AGAINST        ABSTAIN

   The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

   DATED:  _____________, 2001.


                                       ___________________________________

   Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENCISION INC. PLEASE SIGN AND RETURN THIS PROXY TO COMPUTERSHARE INVESTOR SERVICES, 12039 WEST ALAMEDA PKWY, SUITE Z-2, LAKEWOOD, CO 80228. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                      -1-